UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: (Date of earliest event reported): June 6, 2005
Rock-Tenn Company
(Exact name of registrant as specified in charter)

Georgia	0-23340	62-0342590
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

504 Thrasher Street, Norcross, Georgia	30071
(Address of principal executive offices)	(Zip Code)
(770) 448-2193
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-23 CONSENT OF INDEPENDENT ACCOUNTANTS
EX-99.1 AUDITED CONSOLIDATED STATEMENTS
EX-99.2 UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

This Form 8-K/A amends the current report on Form 8-K that we filed on June 10, 2005 (the “Form 8-K”), to include Item 9.01(a) Financial Statements of the Business Acquired and Item 9.01(b) Pro Forma Financial Information with respect to our acquisition (which we refer to as the “GSPP Acquisition”) of the real and personal property of the Pulp and Paperboard and Paperboard Packaging (which we refer to as “GSPP”) business of Gulf States Paper Corporation and certain of its related entities (which we refer to collectively as “Gulf States”) on June 6, 2005, as described under Item 2.01 of the Form 8-K.
Item 9.01. Financial Statements and Exhibits
(a)	Financial statements of the businesses acquired.

Attached as Exhibit 99.1 are (1) the audited consolidated statements of certain assets and liabilities of GSPP as of January 2, 2005 and December 28, 2003, the related audited consolidated statements of operations, statements of cash flows and statements of parent’s investment for the fifty-three weeks ended January 2, 2005, the fifty-two weeks ended December 28, 2003, the thirty weeks ended December 29, 2002, and the fifty-two weeks ended June 2, 2002, and notes thereto and (2) the interim consolidated statements of certain assets and liabilities of GSPP as of April 3, 2005 and March 28, 2004, the related interim consolidated statements of parent’s investment as of April 3, 2005 and March 28, 2004, and the related interim consolidated statements of operations and cash flows for the thirteen weeks ended April 3, 2005 and March 28, 2004, and notes thereto.

(b)	Pro-forma financial information.

Attached as Exhibit 99.2 is the unaudited pro forma combined financial information that gives effect to the acquisition of GSPP.

(c)	Exhibits.
23	Consent of Independent Accountants

99.1	The audited consolidated statements of certain assets and liabilities of GSPP as of January 2, 2005 and December 28, 2003, the related audited consolidated statements of operations, statements of cash flows and statements of parent’s investment for the fifty-three weeks ended January 2, 2005, the fifty-two weeks ended December 28, 2003, the thirty weeks ended December 29, 2002, and the fifty-two weeks ended June 2, 2002, and notes thereto and (2) the interim consolidated statements of certain assets and liabilities of GSPP as of April 3, 2005 and March 28, 2004, the related interim consolidated statements of parent’s investment as of April 3, 2005 and March 28, 2004, and the related interim consolidated statements of operations and cash flows for the thirteen weeks ended April 3, 2005 and March 28, 2004, and notes thereto.

99.2	The unaudited pro forma combined financial information that gives effect to the acquisition of GSPP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY
(Registrant)

Date: August 22, 2005	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice-President and Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer and duly authorized officer)

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INDEX TO EXHIBITS
Exhibit Number and Description

23	Consent of Independent Accountants

99.1	The audited consolidated statements of certain assets and liabilities of GSPP as of January 2, 2005 and December 28, 2003, the related audited consolidated statements of operations, statements of cash flows and statements of parent’s investment for the fifty-three weeks ended January 2, 2005, the fifty-two weeks ended December 28, 2003, the thirty weeks ended December 29, 2002, and the fifty-two weeks ended June 2, 2002, and notes thereto and (2) the interim consolidated statements of certain assets and liabilities of GSPP as of April 3, 2005 and March 28, 2004, the related interim consolidated statements of parent’s investment as of April 3, 2005 and March 28, 2004, and the related interim consolidated statements of operations and cash flows for the thirteen weeks ended April 3, 2005 and March 28, 2004, and notes thereto.

99.2	The unaudited pro forma combined financial information that gives effect to the acquisition of GSPP.

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